UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 25, 2008

CPI CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 231-1575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

                            On August 25, 2008, CPI Corp. issued a press release setting forth its financial results for its second quarter ended July 19, 2008.  A copy of the press release is attached hereto as Exhibit 99.1

             The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  The information in this form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01    Financial Statements and Exhibits

             Exhibits

                             99.1     Press release issued on August 25, 2008, regarding financial results for the second quarter ended July 19, 2008 (Furnished and not filed with the SEC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

By:	/s/Dale Heins
Dale Heins
Senior Vice President, Finance,
Chief Financial Officer and Treasurer

Dated:  August 25, 2008